1 WSFS Financial Corporation 2Q 2026 Earnings Release Supplement July 2026 Exhibit 99.2

2 Forward Looking Statements & Non-GAAP Disclaimers Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective holders. All segment fee revenue figures in this presentation exclude intercompany allocations. . Forward Looking Statements: This presentation contains estimates, predictions, opinions, projections and other "forward-looking statements" as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to WSFS Financial Corporation’s (“the Company”) predictions or expectations of future business or financial performance as well as its goals and objectives for future operations, financial and business trends, business prospects, and management's outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “expect,” “anticipate,” “plan,” “estimate,” “target,” “project” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company's control) and are subject to significant risks and uncertainties (which change over time) and other factors, including, but not limited to, difficult market conditions and unfavorable economic trends in the United States generally and in financial markets, particularly in the markets in which the Company operates and in which its loans are concentrated, including difficult and unfavorable conditions and trends related to housing markets, costs of living, unemployment levels, interest rates, supply chain issues, inflation, trade, monetary and fiscal policies, interest rates, supply chain issues, inflation, economic growth, the uncertain effects of geopolitical instability, armed conflicts, public health crises, inflation, interest rates and actions taken in response thereto on our business, results of operations, capital and liquidity, which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties are discussed in detail in the Company’s Form 10-K for the year ended December 31, 2025, Form 10-Q for the quarter ended March 31, 2026, and other documents filed by the Company with the Securities and Exchange Commission from time to time. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made, and the Company disclaims any duty to revise or update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company for any reason, except as specifically required by law. As used in this presentation, the terms "WSFS", "the Company", "registrant", "we", "us", and "our" mean WSFS Financial Corporation and its subsidiaries, on a consolidated basis, unless the context indicates otherwise. Non-GAAP Financial Measures: This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company’s management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations, enhance comparability of results of operations with prior periods and show the effects of significant gains and charges in the periods presented. The Company’s management believes these non-GAAP financial measures are useful measures for management and investors to analyze the Company’s financial performance without the impact of unusual items or events that may obscure trends in the Company’s underlying performance. You should not rely on these non-GAAP financial measures as a substitute for, or as superior to, GAAP results. For a reconciliation of these non-GAAP financial measures to their most directly comparable GAAP measures, see the Appendix.

Financial Highlights

WSFS Financial Corporation

	Reported			Core[1]		
$ in millions (except per share amounts)	**2Q26**	*QoQ Δ*	*YoY Δ*	**2Q26**	*QoQ Δ*	*YoY Δ*
EPS	**$1.63**	*-0.6%*	*+28.3%*	**$1.66**	*-1.2%*	*+30.7%*
ROA	**1.52%**	*-9bps*	*+13bps*	**1.55%**	*-10bps*	*+17bps*
Net Income[2]	**$84.4**	*-2.8%*	*+16.7%*	**$86.2**	*-3.3%*	*+19.4%*
PPNR[1]	**$116.2**	*+3.3%*	*+7.4%*	**$118.5**	*+2.7%*	*+9.9%*
ROTCE[1]	**19.78%**	*-40bps*	*+170bps*	**20.18%**	*-50bps*	*+215bps*
NIM[4]	**3.87%**	*+4bps*	*-2bps*	**3.87%**	*+4bps*	*-2bps*
Fee Revenue $	**$90.0**	*-0.2%*	*+2.2%*	**$92.2**	*+2.3%*	*+4.8%*
Fee Revenue %[4]	**31.8%**	*-89bps*	*-105bps*	**32.3%**	*-36bps*	*-52bps*
Efficiency Ratio	**58.8%**	*-26bps*	*-70bps*	**58.3%**	*+30bps*	*-130bps*
ACL Ratio[5]	**1.32%**	*-4bps*	*-11bps*	**1.32%**	*-4bps*	*-11bps*
CET1	**13.76%**	*-15bps*	*-31bps*	**13.76%**	*-15bps*	*-31bps*
TBVPS[1]	**$34.24**	*1.6%*	*12.9%*	**$34.24**	*1.6%*	*12.9%*

- Core ROA of 1.55% (up 17bps YoY) and core EPS of $1.66 (up 31% YoY), driven by 19% core net income growth and 10% core PPNR growth YoY[1]
- Client deposits grew 3% QoQ and 11% YoY, driven by Institutional Services and Commercial
- Loans grew 1% QoQ (5% annualized), primarily due to increases in residential mortgage (13%) and C&I loans (2%)
- Wealth and Trust fees grew 5% QoQ and 17% YoY
- Returned $170.6mm of capital to shareholders in 1H26, including $151.2mm from share repurchases (4.2% of outstanding shares)[3]

[1] These are non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Reconciliation of Non-GAAP for the most directly comparable GAAP measures
[2] This constitutes net income attributable to WSFS; excludes net income attributable to noncontrolling interest
[3] Represents shares outstanding as of December 31, 2025
[4] Tax-equivalent
[5] Reflects ACL on loans and leases over the amortized cost of the total portfolio

3

4 43% 46% 46% 36% 38% 40% 0% 15% 30% 45% 60% 2Q25 1Q26 2Q26 Interest-Only Total Net Interest Margin Trends 1 Average total loan yield excludes purchase accounting accretion (PAA) 2 Deposit betas are based on cumulative client deposit costs for the down-cycle rate (September 2024 start); assumes Fed Funds of 3.75% • Client deposit costs down 4bps, driven by higher average noninterest deposits • Exit interest-bearing deposit beta stable at 46% 1.63% 1.62% 1.45% 1.33% 1.29% 1.68% 1.66% 1.51% 1.41% 1.36% 6.54% 6.60% 6.36% 6.22% 6.19% 2.0% 3.2% 4.4% 5.6% 6.8% 8.0% 0.8% 1.3% 1.8% 2.3% 2.8% 3.3% 2Q25 3Q25 4Q25 1Q26 2Q26 Lo an Y ie ld (% ) Cl ie nt D ep os it Co st (% ) Client Deposit Cost Total Funding Cost Total Loans Ex PAA Yield1 3.89% 3.83% 3.87% 3.50% 3.60% 3.70% 3.80% 3.90% 4.00% 2Q25 1Q26 2Q26 4.50%Fed Funds %4 3.75% 3 Betas are the average of the last month in a respective quarter unless otherwise stated 4 Fed funds is based on the exit rate and the upper bound of the range 3.75% Average Deposit Cost and Loan Yield Net Interest Margin Deposit Betas2,3 NIM of 3.87%, up 4bps quarter-over-quarter

5 Loan Portfolio Highlights 5% annualized loan growth led by Residential Mortgage and C&I 1 Includes new loans, existing new funding, in-process, HFS, and net line activity. Excludes reclasses, purchase accounting marks/unearned changes, and Commercial leases 2 C&I loans includes owner-occupied real estate 3 WSFS-originated home equity portfolios are included in Consumer loans - WSFS ($ in millions) Jun 2026 Mar 2026 Jun 2025 QoQ $ Growth Annualized % Growth YoY $ Growth % Growth C & I loans2 $4,944 $4,849 $4,731 $95 8% $213 5% Commercial mortgage (CRE) 3,884 3,882 3,911 2 0% (27) (1%) Construction loans 1,003 1,034 858 (31) (12%) 145 17% Commercial leases 584 588 630 (4) (3%) (46) (7%) Total commercial loans $10,415 $10,353 $10,130 $62 2% $285 3% Residential mortgage (HFS/HFI) 1,271 1,127 1,016 144 51% 255 25% Consumer loans - WSFS 1,063 1,046 959 17 7% 104 11% Consumer loans - Partnership 752 808 1,047 (56) (28%) (295) (28%) Total gross loans $13,501 $13,334 $13,152 $167 5% $349 3% EOP Loans - QoQ and YoY Commercial: • Continued momentum in C&I; C&I line utilization of ~37% • Construction fundings up with ~$100mm converting into C&I/CRE during 2Q26 • 90-day weighted average pipeline of ~$250mm Consumer: • WSFS Home Lending (residential mortgage and home equity3) grew 41% annualized QoQ, with originations (including sold mortgages) up 48% YoY $201 $121 $263 $268 $243 $66 $85 $126 $110 $95 $141 $177 $165 $112 $129 -$2 -$58 $58 $81 $12 $406 $325 $612 $571 $479 -$100 $0 $100 $200 $300 $400 $500 $600 $700 2Q25 3Q25 4Q25 1Q26 2Q26 C&I CRE Construction Net Line Activity Commercial Fundings and Line Activity ($mm)1

6 ($ in millions) Jun 2026 Mar 2026 Jun 2025 QoQ $ Growth Annualized % Growth YoY $ Growth % Growth Noninterest demand $7,009 $6,372 $5,306 $638 40% $1,703 32% Interest demand 2,878 2,848 2,806 30 4% 72 3% Savings 1,352 1,418 1,452 (66) (19%) (100) (7%) Money market 5,894 5,909 5,471 (15) (1%) 423 8% Total core deposits $17,133 $16,547 $15,035 $586 14% $2,098 14% Time deposits 1,871 1,921 2,086 (50) (10%) (216) (10%) Total client deposits $19,004 $18,468 $17,121 $535 12% $1,883 11% EOP Deposits by Product - QoQ and YoY Deposit Highlights • 12% annualized QoQ growth in ending client deposits and 11% annualized growth in average client deposits, driven by Institutional Services and Commercial • Noninterest demand now represents 37% of total client deposits • 11% YoY increase in ending client deposits and 8% YoY increase in average client deposits • 54% of average client deposits are coming from Commercial, Small Business, and Wealth and Trust 3% quarter-over-quarter growth in client deposits driven by Institutional Services and Commercial Consumer 45% Commercial 23% Small Business 10% Trust 15% Wealth 6% Other 1% Average Client Deposits By Business Line 12% 12% 11% 11% 10% 40% 40% 40% 40% 39% 16% 16% 16% 15% 15% 32% 32% 33% 34% 36% 0% 20% 40% 60% 80% 100% 2Q25 3Q25 4Q25 1Q26 2Q26 Noninterest IB Demand Savings/MM Time Average Total Client Deposit Mix

7 $20 $19 $18 $24 $22 $22 $44 $49 $52 $88 $90 $92 $0 $10 $20 $30 $40 $50 $60 $70 $80 $90 $100 2Q25 1Q26 2Q26 Co re F ee R ev en ue ($ m m ) Banking Cash Connect Wealth and Trust Core Fee Revenue 32.3% Core Fee Revenue ratio1 with continued double-digit year-over-year growth in Wealth and Trust; Fiduciary assets surpassed $100 billion 1 These are non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Reconciliation of Non-GAAP for the most directly comparable GAAP measures 2 1H 2026 Asset-Backed Alert; activity based on number of deals in the first half of the year and market share based on dollars of issuance during the respective timeframes ® Core fee revenue1 up 2% QoQ and up 5% YoY Wealth and Trust (+17% YoY) Bryn Mawr Trust® 30% BMT of DE 19% WSFS Institutional Services® 51% Corporate Trust up 28% YoY due to higher custody and paying agent fees as we continue to gain market share Ranked third most active U.S. ABS & MBS trustee with 14% market share in 1H26, up from 12% FY252 Global Capital Markets up 58% YoY due to higher assignment fees from increased deal activity Private Wealth Management up 11% YoY when excluding the two previously announced exits of Commonwealth and Powdermill1 (down 5% YoY in total) Bryn Mawr Trust of Delaware up 20% YoY due to continued account growth

8 11.12% 9.96% 12.94% 8.11% 2.64% 0.39% 2.53% 1.72% 13.76% 10.35% 15.47% 9.83% 0% 4% 8% 12% 16% CET1 Leverage TRBC TCE Effective AOCI Well-capitalized Reported -$9.07 $34.24 ($20) ($10) $0 $10 $20 $30 $40 2Q22 4Q22 2Q23 4Q23 2Q24 4Q24 2Q25 4Q25 2Q26 TBV2 and AOCI per Share AOCI/share TBV/share Capital All capital ratios remain significantly above “well-capitalized” even when considering Effective AOCI 2Q26 Capital Ratios including Effective AOCI Impact1,2 1 Effective AOCI ($549.0mm) includes unrealized losses on AFS and unrecognized fair value of HTM as of June 30, 2026; reported AOCI of ($466.2mm) 2 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Reconciliation of Non-GAAP for the most directly comparable GAAP measure 2 • 13% YoY growth in tangible book value (TBV) per share • TBV per share of $34.24 includes a negative impact of $9.07 per share related to Reported AOCI1 • Effective AOCI represents the impact of a full liquidation of the investment portfolio • TCE of 9.83% when considering Effective AOCI 2

9 ~100% of 1H26 net income returned to shareholders; 18% of outstanding shares remain in authorization3 $35.8 $37.2 $19.4 $95.4 $287.5 $151.2 $131.2 $324.7 $170.6 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 2024 2025 1H26 M ill io ns Dividend Repurchases Net Income 13.81% 13.92% 13.76% 0% 2% 4% 6% 8% 10% 12% 14% 16% YE24 YE25 2Q26 Capital Return Framework Repurchased 1.8% of outstanding shares in 2Q261; 4.2% of outstanding shares repurchased year-to-date2 1 Represents shares outstanding as of March 31, 2026 2 Represents shares outstanding as of December 31, 2025 CET1 medium-term target of ~12% 3 Represents shares outstanding as of June 30, 2026 Total Capital Returned to ShareholdersCET1 Trend

10 $87 $55 $67 $60 $59 $54 $35 $86 $26 $26 $17 $15 $15 $15 $11 $158 $105 $168 $101 $96 1.22% 0.81% 1.27% 0.76% 0.71% 0.00% 0.30% 0.60% 0.90% 1.20% $0 $50 $100 $150 $200 $250 2Q25 3Q25 4Q25 1Q26 2Q26 M ill io ns Non-accruing Accruing Govt. Guaranteed Ed. % of Gross Loans Asset Quality Metrics $683 $630 $536 $504 $473 5.19% 4.84% 4.02% 3.78% 3.50% 0.0% 1.2% 2.4% 3.6% 4.8% 6.0% $300 $400 $500 $600 $700 $800 2Q25 3Q25 4Q25 1Q26 2Q26 M ill io ns Problem Assets % of Gross Loans $4 $9 $14 -$4 $6$1 $1 $1 $1 $1$5 $10 $10 $15 -$3 $7 0.30% 0.30% 0.46% -0.11% 0.21% -2.0% -1.5% -1.0% -0.5% 0.0% 0.5% -$10 $0 $10 $20 $30 $40 2Q25 3Q25 4Q25 1Q26 2Q26 M ill io ns Commercial Consumer Upstart % of Avg. Gross Loans $106 $73 $72 $88 $81 0.51% 0.35% 0.34% 0.40% 0.36% 0.0% 0.2% 0.3% 0.5% 0.6% $0 $25 $50 $75 $100 $125 $150 2Q25 3Q25 4Q25 1Q26 2Q26 M ill io ns Nonperforming Assets % of Total Assets 1 Excludes impacts from accounts receivable 2 Includes fully government guaranteed and 98% government guaranteed student loans 3 Average gross loans net of unearned income, excluding loans held-for-sale 3 2 Problem Assets Nonperforming Assets (NPA) Delinquencies (DLQ) Net Charge-offs (NCO)1 Non-Depository Financial Institutions (NDFI) account for 3.4% of gross loans; no NPAs, DLQs, or charge-offs 3

11 $160 $170 $180 $190 $200 3/31/2026 New Originations Forecast / Migration Payoffs / Paydowns 6/30/2026 ACL Ratio 2Q 2026 ACL ($mm) $177 1 Reflects ACL on loans and leases over the amortized cost of the total portfolio 2 This is a non-GAAP financial measures and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Reconciliation of Non-GAAP for the most directly comparable GAAP measures Loan & Leases ACL Overview ACL and Coverage Ratio by Segment 2Q 2026 ACL Commentary 1.32% • ACL coverage ratio1 of 1.32%; 1.41% including estimated remaining credit mark on acquired loan portfolios2 • Coverage ratio down 4bps QoQ due to the sale of credit card portfolio and lower loss experience in Consumer • FY GDP forecast of 2.1% in 2026 and 2.7% in 20273 • FY unemployment forecast of 4.3% in 2026 and in 20273 1.36% 1.26% 1.48% 1.32% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 2Q22 2Q23 2Q24 2Q25 2Q26 ACL % By Portfolio and Total1 Commercial Consumer and Leasing Total ACL% 3 Source: Oxford Economics as of June 2026 4 Hotel loan balances are included in the C&I and Construction segments 5 Commercial excludes Leasing $180 $10 ($1) ($12) 5 ($ millions) $ % $ % $ % C&I4 $52.1 1.90% $51.3 1.89% $51.9 1.75% Owner Occupied - R/E $8.6 0.44% $8.2 0.39% $8.7 0.45% CRE Investor $54.8 1.40% $48.8 1.23% $49.5 1.27% Construction4 $10.7 1.25% $13.9 1.30% $13.5 1.35% Resi Mortgage $5.8 0.60% $7.3 0.62% $6.3 0.51% Leases $18.3 2.90% $15.8 2.73% $17.4 2.97% HELOC & HEIL $11.5 1.41% $13.3 1.47% $13.1 1.35% Consumer Partnerships $21.7 2.26% $18.4 2.28% $15.6 2.08% Other $2.8 2.03% $3.0 2.15% $1.3 1.38% TOTAL $186.3 1.43% $180.0 1.36% $177.3 1.32% June 30, 2025 March 31, 2026 June 30, 2026

12 Investment Portfolio High-quality investment portfolio providing consistent cash flows and borrowing capacity 1 Investment portfolio value includes market value AFS and book value of HTM 2 Yield for the last month in the respective quarter of the MBS portfolio 3 This is a non-GAAP financial measure and should be considered along with results prepared in accordance with GAAP, and not as a substitute for GAAP results. See Reconciliation of Non-GAAP for the most directly comparable GAAP measure • Forecasting P&I cash flows of $1bn+ over the next 24 months • Reinvestment will support earnings stability and balance sheet flexibility • Reinvestment yields are expected to be accretive to portfolio yield and NIM • Deployment focused on Agency MBS (limited extension/prepayment) Investments Investment Portfolio1 $4.78bn % of Total Assets1 21% Portfolio Duration 5.6yrs Portfolio Yield2 2.80% Agency MBS/Notes % >95% Reported AOCI ($466.2mm) Effective AOCI3,4 ($549.0mm) AFS Agency MBS Agency CMOs GNMA MBS/CMOs Agency Debent. HTM Agency MBS Munis $3.84bn $0.94bn ($522) ($475) ($446) ($454) ($466) ($0) ($150) ($300) ($450) ($600) ($750) 2Q25 3Q25 4Q25 1Q26 2Q26 M ill io ns Reported AOCI Trend 4 Effective AOCI ($549.0mm) includes unrealized losses on AFS and unrecognized fair value of HTM as of June 30, 2026; assumes all securities, including HTM, are sold at market prices Note: As of June 30, 2026, unless otherwise stated

13 Original FY Outlook1 +/-1.40% Double-digit EPS growth Mid-single digit growth; Low-single digit in Consumer Mid-single digit growth +/-3.80% Mid-single digit growth excluding Cash Connect®; double-digit in Wealth & Trust 0.25% - 0.35%3 High 50s Updated FY Outlook1 1.50%+ Double-digit EPS growth Mid-single digit growth High-single digit growth +/-3.85% High-single digit growth excluding Cash Connect®; double-digit in Wealth & Trust 0.15% - 0.25% High 50s 2026 Core Outlook - Update ROA2 EPS Growth Loan Growth Deposit Growth Net Interest Margin Fee Revenue Growth Net Charge-offs Efficiency Ratio 1 The Company is not able to reconcile the forward-looking non-GAAP estimates set forth above to their most directly comparable GAAP estimates without unreasonable efforts because it is unable to predict, forecast or determine the probable significance of the items impacting these estimates with a reasonable degree of accuracy 2 24% effective tax rate assumed; unchanged from original outlook 3 As reflected in the 1Q 2026 Earnings Supplement Assumed three 25bp rate cuts (March, July, and December) Assumes no Fed Funds rate changes

14 Non-GAAP Financial Information Appendix:

15 Non-GAAP Information This presentation contains financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). This presentation may include the following non-GAAP measures: • Adjusted Net Income (non-GAAP) attributable to WSFS is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the realized/unrealized gain (loss) on equity investments, net, Visa derivative valuation adjustment, gain on sale of credit card portfolio, corporate development, and restructuring expense; • Core noninterest income, also called Core Fee Revenue, is a non-GAAP measure that adjusts noninterest income as determined in accordance with GAAP to exclude the impact of realized/unrealized gain (loss) on equity investments, net, Visa derivative valuation adjustment, and gain on sale of credit card portfolio; • Core fee revenue ratio (%) is a non-GAAP measure that divides (i) Core Fee Revenue by (ii) Core Net Revenue (tax-equivalent); • Core net interest income is a non-GAAP measure that adjusts net interest income to exclude the impact of certain dividends; • Core Earnings Per Share (EPS) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) weighted average shares of common stock outstanding for the applicable period; • Core Net Revenue is a non-GAAP measure that adds (i) core net interest income and (ii) Core Fee Revenue; • Core Net Revenue (tax-equivalent) is a non-GAAP measure that adjusts core net revenue to include the impact of tax-equivalent income; • Core noninterest expense is a non-GAAP measure that adjusts noninterest expense as determined in accordance with GAAP to exclude corporate development and restructuring expenses; • Core Efficiency Ratio is a non-GAAP measure that divides (i) core noninterest expense by (ii) the sum of core net interest income and Core Fee Revenue; • Core Return on Average Assets (ROA) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average assets for the applicable period; • Effective AOCI is a non-GAAP measure that adds (i) unrealized losses on AFS securities, (ii) unrealized holding losses on securities transferred from AFS to HTM, and (iii) unrecognized fair value losses on HTM securities; • Tangible Common Equity (TCE) is a non-GAAP measure and is defined as total stockholders’ equity of WSFS less goodwill and other intangible assets; • TCE Ratio is a non-GAAP measure that divides (i) TCE by (ii) tangible assets; • Tangible assets is a non-GAAP measure and is defined as total assets less goodwill and other intangible assets; • Adjusted tangible assets is a non-GAAP measure that adjusts tangible assets to include the impact of the liquidation of our investment securities portfolio; • Return on average tangible common equity (ROTCE) is a non-GAAP measure and is defined as net income allocable to common stockholders divided by tangible common equity; • Core ROTCE is a non-GAAP measure that is defined as adjusted net income (non-GAAP) attributable to WSFS divided by tangible common equity; • Net tangible income is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impact of the amortization of intangible assets; • Core net tangible income is a non-GAAP measure that adjusts adjusted net income (non-GAAP) attributable to WSFS to exclude the impact of the amortization of intangible assets; • Tangible common book value per share (TBV) is a non-GAAP financial measure that divides (i) TCE by (ii) shares outstanding; • Tangible common equity including effective AOCI is a non-GAAP measure that adjusts tangible common equity to include effective AOCI; • Pre-provision Net Revenue (PPNR) is a non-GAAP measure that adjusts net income determined in accordance with GAAP to exclude the impacts of (i) income tax provision and (ii) provision for credit losses; • Core PPNR is a non-GAAP measure that adjusts PPNR to exclude the impact of realized/unrealized gain (loss) on equity investments, net, Visa derivative valuation adjustment, gain on sale of credit card portfolio, corporate development, and restructuring expenses; • Core Return on Average Equity (ROE) is a non-GAAP measure that divides (i) Adjusted Net Income (non-GAAP) attributable to WSFS by (ii) average stockholders’ equity for the applicable period; • Adjusted risk weighted assets is a non-GAAP measure that adjusts the Corp’s risk weighted assets determined in accordance with GAAP to include the impact of the liquidation of our investment securities portfolio; • Adjusted average assets is a non-GAAP measure that adjusts the Corp’s average assets determined in accordance with GAAP to include the impact of the liquidation of our investment securities portfolio; • Adjusted tangible assets is a non-GAAP measure that adjusts tangible assets to include the impact of the liquidation of our investment securities portfolio; • Adjusted total risk-based capital is a non-GAAP measure that adjusts total risk-based capital determined in accordance with GAAP to include effective AOCI; • Adjusted total risk-based capital ratio is a non-GAAP measure that divides (i) adjusted total risk-based capital by (ii) adjusted risk weighted assets; • Adjusted common equity Tier 1 capital is a non-GAAP measure that adjusts common equity Tier 1 capital determined in accordance with GAAP to include effective AOCI; • Adjusted common equity Tier 1 capital ratio is a non-GAAP measure that divides (i) adjusted common equity Tier 1 capital by (ii) adjusted risk weighted assets; • Adjusted Tier 1 capital is a non-GAAP measure that adjusts Tier 1 capital determined in accordance with GAAP to include effective AOCI; • Adjusted Tier 1 leverage ratio is a non-GAAP measure that divides (i) adjusted Tier 1 capital by (ii) adjusted average assets; • Coverage ratio including the remaining credit marks is a non-GAAP measure that adjusts the coverage ratio to include the impact of the remaining credit marks on the acquired loan portfolios; and • Adjusted Private Wealth Management fee revenue adjusts Private Wealth Management external fee revenue determined in accordance with GAAP to exclude the impact of the previously announced exits of Commonwealth and Powdermill.

Appendix: Non-GAAP Financial Information

WSFS Financial Corporation

(dollars in thousands)	Three Months Ended June 30, 2026	March 31, 2026	June 30, 2025
Net interest income (GAAP)	$ 192,500	$ 185,136	$ 179,495
Core net interest income (non-GAAP)	$ 192,500	$ 185,136	$ 179,495
Noninterest income (GAAP)	$ 89,968	$ 90,115	$ 88,009
Plus: Unrealized loss on equity investments, net	(4,134)	—	—
Less: Realized gain on sale of equity investment, net	159	—	18
Less: Gain on sale of credit card portfolio	1,746	—	—
Core fee revenue (non-GAAP)	$ 92,197	$ 90,115	$ 87,991
Core net revenue (non-GAAP)	$ 284,697	$ 275,251	$ 267,486
Core net revenue (non-GAAP) (tax-equivalent)	$ 285,231	$ 275,780	$ 267,972
Noninterest expense (GAAP)	$ 166,300	$ 162,765	$ 159,343
Less/(plus): Corporate development expense	63	57	(329)
Less: Restructuring expense	—	2,796	—
Core noninterest expense (non-GAAP)	$ 166,237	$ 159,912	$ 159,672
Core efficiency ratio (non-GAAP)	58.3 %	58.0 %	59.6 %
Core fee revenue ratio (non-GAAP)(tax-equivalent)	32.3 %	32.7 %	32.8 %

(dollars in thousands, except per share data)	Three Months Ended June 30, 2026	March 31, 2026	June 30, 2025
Calculation of tangible common equity ratio:			
Total Assets (GAAP)	$ 22,653,948	$ 22,106,915	$ 20,763,292
Less: Goodwill and other intangible assets	962,451	966,388	977,546
Total tangible assets (non-GAAP)	$ 21,691,497	$ 21,140,527	$ 19,785,746
Total stockholders' equity of WSFS (GAAP)	$ 2,721,798	$ 2,724,493	$ 2,682,728
Less: Goodwill and other intangible assets	962,451	966,388	977,546
Total tangible common equity (non-GAAP)	$ 1,759,347	$ 1,758,105	$ 1,705,182
Equity to asset ratio (GAAP)	12.01 %	12.32 %	12.92 %
Tangible common equity to tangible assets ratio (non-GAAP)	8.11 %	8.32 %	8.62 %

(dollars in thousands)	Three Months Ended June 30, 2026
Calculation of effective AOCI:	
Unrealized losses on AFS securities	$ 393,925
Unrealized losses on securities transferred from AFS to HTM	57,638
Unrecognized fair value on HTM securities	97,461
Effective AOCI (non-GAAP)	$ 549,024
Calculation of coverage ratio including the estimated remaining credit marks:	
Coverage ratio	1.32 %
Plus: Estimated remaining credit marks on the acquired loan portfolios	0.09
Coverage ratio including the estimated remaining credit marks (non-GAAP)	1.41 %

16

Appendix: Non-GAAP Financial Information

WSFS Financial Corporation

(dollars in thousands, except per share data)	Three Months Ended June 30, 2026	March 31, 2026	June 30, 2025
GAAP net income attributable to WSFS	$ 84,398	$ 86,827	$ 72,326
Plus/(less): Pre-tax adjustments[1]	2,292	2,853	(347)
(Less)/plus: Tax impact of pre-tax adjustments	(539)	(639)	149
Adjusted net income (non-GAAP) attributable to WSFS	$ 86,151	$ 89,041	$ 72,128
Net income (GAAP)	$ 84,329	$ 86,845	$ 72,221
Plus: Income tax provision	26,795	27,639	23,319
Plus: Provision for credit losses	5,044	(1,998)	12,621
PPNR (Non-GAAP)	116,168	112,486	108,161
Plus/(less): Pre-tax adjustments[1]	2,292	2,853	(347)
Core PPNR (Non-GAAP)	$ 118,460	$ 115,339	$ 107,814
GAAP return on average assets (ROA)	1.52 %	1.61 %	1.39 %
Plus/(less): Pre-tax adjustments[1]	0.04	0.05	(0.01)
(Plus)/less: Tax impact of pre-tax adjustments	(0.01)	(0.01)	—
Core ROA (non-GAAP)	1.55 %	1.65 %	1.38 %
Earnings per share (diluted)(GAAP)	$ 1.63	$ 1.64	$ 1.27
Plus/(less): Pre-tax adjustments[1]	0.04	0.05	(0.01)
(Plus)/less: Tax impact of pre-tax adjustments	(0.01)	(0.01)	0.01
Core earnings per share (non-GAAP)	$ 1.66	$ 1.68	$ 1.27
Calculation of Adjusted Private Wealth Management fee revenue			
GAAP Private Wealth Management external fee revenue	$ 15,487	$ 15,306	$ 16,371
Less: Impact of Commonwealth and Powdermill	—	—	(2,380)
Adjusted Private Wealth Management fee revenue (non-GAAP)	$ 15,487	$ 15,306	$ 13,991

[1] Pre-tax adjustments include realized/unrealized gain (loss) on equity investments, net, gain on sale of credit card portfolio, and corporate development and restructuring expense

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18 Appendix: Non-GAAP Financial Information Three Months Ended (dollars in thousands) June 30, 2026 March 31, 2026 June 30, 2025 Calculation of return on average tangible common equity: GAAP net income attributable to WSFS $ 84,398 $ 86,827 $ 72,326 Plus: Tax effected amortization of intangible assets 2,766 2,778 2,946 Net tangible income (non-GAAP) $ 87,164 $ 89,605 $ 75,272 Average stockholders' equity of WSFS $ 2,732,684 $ 2,769,574 $ 2,652,257 Less: Average goodwill and intangible assets 964,974 968,555 982,533 Net average tangible common equity $ 1,767,710 $ 1,801,019 $ 1,669,724 Return on average equity (GAAP) 12.39% 12.71% 10.94 % Return on average tangible common equity (non-GAAP) 19.78% 20.18% 18.08 % Calculation of core return on average tangible common equity: Adjusted net income (non-GAAP) attributable to WSFS $ 86,151 $ 89,041 $ 72,128 Plus: Tax effected amortization of intangible assets 2,766 2,778 2,946 Core net tangible income (non-GAAP) $ 88,917 $ 91,819 $ 75,074 Net average tangible common equity $ 1,767,710 $ 1,801,019 $ 1,669,724 Core return on average equity (non-GAAP) 12.65% 13.04% 10.91 % Core return on average tangible common equity (non-GAAP) 20.18% 20.68% 18.03%

Appendix: Non-GAAP Financial Information

(dollars in thousands, except per share data)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Calculation of tangible common book value per share:									
Total stockholders' equity of WSFS (GAAP)	**$ 2,721,798**	$ 2,724,493	$ 2,738,545	$ 2,753,273	$ 2,682,728	$ 2,671,614	$ 2,589,752	$ 2,678,264	$ 2,489,580
Less: Goodwill and other intangible assets	**962,451**	966,388	969,903	973,677	977,546	983,882	988,160	992,163	996,181
Total tangible common equity (non-GAAP)	**1,759,347**	1,758,105	1,768,642	1,779,596	1,705,182	1,687,732	1,601,592	1,686,101	1,493,399
Shares outstanding (000s)	**51,388**	52,149	53,410	55,427	56,235	57,693	58,657	59,033	59,261
Tangible common book value per share (non-GAAP)	**$ 34.24**	$ 33.71	$ 33.11	$ 32.11	$ 30.32	$ 29.25	$ 27.30	$ 28.56	$ 25.20

(dollars in thousands, except per share data)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022
Calculation of tangible common book value per share:								
Total stockholders' equity of WSFS (GAAP)	$ 2,473,481	$ 2,477,636	$ 2,242,795	$ 2,314,659	$ 2,306,362	$ 2,205,113	$ 2,103,593	$ 2,315,360
Less: Goodwill and other intangible assets	1,000,344	1,004,560	1,008,472	1,004,278	1,008,250	1,012,232	1,016,413	1,019,857
Total tangible common equity (non-GAAP)	1,473,137	1,473,076	1,234,323	1,310,381	1,298,112	1,192,881	1,087,180	1,295,503
Shares outstanding (000s)	60,084	60,538	60,728	61,093	61,387	61,612	61,949	63,587
Tangible common book value per share (non-GAAP)	$ 24.52	$ 24.33	$ 20.33	$ 21.45	$ 21.15	$ 19.36	$ 17.55	$ 20.37

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20 Appendix: Non-GAAP Financial Information As of June 30, (dollars in thousands) 2026 Calculation of adjusted common equity Tier 1 capital: Common equity tier 1 capital (GAAP) $ 2,249,697 Less: Effective AOCI (non-GAAP) 549,024 Adjusted common equity tier 1 capital (non-GAAP) $ 1,700,673 Risk Weighted Assets (GAAP) $ 16,345,849 Less: Debt securities 1,050,255 Adjusted Risk Weighted Assets (non-GAAP) $ 15,295,594 Common equity Tier 1 capital (GAAP) 13.76 % Adjusted common equity Tier 1 capital ratio (non-GAAP) 11.12 % Calculation of adjusted Tier 1 leverage: Tier 1 capital (GAAP) $ 2,249,697 Less: Effective AOCI (non-GAAP) 549,024 Adjusted Tier 1 capital (non-GAAP) $ 1,700,673 Average assets (Corp) (GAAP) $ 21,728,440 Less: Average debt securities 4,650,461 Adjusted average assets (non-GAAP) $ 17,077,979 Tier 1 leverage (GAAP) 10.35 % Adjusted Tier 1 leverage (non-GAAP) 9.96 % As of June 30, (dollars in thousands) 2026 Calculation of adjusted total risk-based capital: Total risk-based capital (GAAP) $ 2,528,895 Less: Effective AOCI (non-GAAP) 549,024 Adjusted total risk-based capital (non-GAAP) $ 1,979,871 Risk Weighted Assets (GAAP) $ 16,345,849 Adjusted Risk Weighted Assets (non-GAAP) 15,295,594 Total risk-based capital (GAAP) 15.47 % Adjusted total risk-based capital ratio (non-GAAP) 12.94 % Calculation of adjusted tangible common equity to tangible assets ratio (non-GAAP): Total tangible assets (non-GAAP) $ 21,691,497 Less: Investment securities, AFS & HTM 4,784,300 Total adjusted tangible assets (non-GAAP) $ 16,907,197 Total tangible common equity (non-GAAP) $ 1,759,347 Less: Unrecognized fair value on HTM securities 97,461 Total adjusted tangible common equity (non-GAAP) $ 1,661,886 Tangible common equity to tangible assets ratio (non-GAAP) 8.11 % Tangible common equity to tangible assets ratio including effective AOCI (non-GAAP) 9.83%